                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                         ENDED NOVEMBER 30, 1999


LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

KEMPER MUNICIPAL INCOME
TRUST

 "... Despite an environment of rising interest rates, municipal bonds held up relatively well. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
7
PORTFOLIO COMPOSITION
7
PORTFOLIO STATISTICS
8
PORTFOLIO OF INVESTMENTS
19
FINANCIAL STATEMENTS
22
FINANCIAL HIGHLIGHTS
23
NOTES TO FINANCIAL STATEMENTS
26
REPORT OF INDEPENDENT AUDITORS
27
SHAREHOLDERS' MEETING
28
DESCRIPTION OF DIVIDEND REINVESTMENT PLAN

AT A GLANCE



 KEMPER MUNICIPAL INCOME TRUST
TOTAL RETURNS
FOR THE YEAR ENDED NOVEMBER 30, 1999

    BASED ON NAV                              -4.69%
 ........................................................
    BASED ON MARKET PRICE                    -24.40%
 ........................................................

 NET ASSET VALUE AND MARKET PRICE

                                        AS OF                 AS OF
                                       11/30/99              11/30/98
 ...............................................................................
    NET ASSET VALUE                     $11.03                $12.41
 ...............................................................................
    MARKET PRICE                        $10.31                $14.63
 ...............................................................................

 DIVIDEND REVIEW

 THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND INFORMATION FOR THE FUND AS OF NOVEMBER 30, 1999.

                                      KEMPER MUNICIPAL
                                        INCOME TRUST
 ..........................................................
    ONE-YEAR INCOME:                            $0.826
 ..........................................................
    NOVEMBER DIVIDEND:                         $0.0685
 ..........................................................
    ANNUALIZED DISTRIBUTION RATE:
    (BASED ON NET ASSET VALUE)                    7.45%
 ..........................................................
    ANNUALIZED DISTRIBUTION RATE:
    (BASED ON MARKET PRICE)                       7.97%
 ..........................................................
    TAX-EQUIVALENT DISTRIBUTION RATE
    (BASED ON NET ASSET VALUE AND A
    37.1% FEDERAL INCOME TAX RATE)               11.84%
 ..........................................................
    TAX-EQUIVALENT DISTRIBUTION RATE
    (BASED ON MARKET PRICE AND A
    37.1% FEDERAL INCOME TAX RATE)               12.67%
 ..........................................................

STATISTICAL NOTE: CURRENT ANNUALIZED DISTRIBUTION RATE IS THE LATEST MONTHLY DIVIDEND SHOWN AS AN ANNUALIZED PERCENTAGE OF NET ASSET VALUE/MARKET PRICE ON THE DATE SHOWN. DISTRIBUTION RATE SIMPLY MEASURES THE LEVEL OF DIVIDENDS AND IS NOT A COMPLETE MEASURE OF PERFORMANCE. TOTAL RETURN MEASURES AGGREGATE CHANGE IN NET ASSET VALUE/MARKET PRICE ASSUMING REINVESTMENT OF DIVIDENDS. RETURNS ARE HISTORICAL AND DO NOT REPRESENT FUTURE PERFORMANCE. MARKET PRICE, DISTRIBUTION RATES, NET ASSET VALUE AND RETURNS FLUCTUATE. ADDITIONAL INFORMATION CONCERNING PERFORMANCE IS CONTAINED IN THE FINANCIAL HIGHLIGHTS APPEARING AT THE END OF THIS REPORT. DISTRIBUTION RATES ARE HISTORICAL AND WILL FLUCTUATE.

INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND A PORTION OF THE INCOME MAY BE SUBJECT TO THE ALTERNATIVE MINIMUM TAX FOR CERTAIN INVESTORS. (SEE PROSPECTUS FOR MORE DETAILS.)

TERMS TO KNOW

BOND RATINGS Grades assigned by credit-rating agencies to corporate and municipal debt securities, based on the borrower's expected ability to repay. The higher the grade, the lower the interest rate a borrower will usually pay. The two major credit-rating firms are Moody's Investors Service, Inc. and Standard & Poor's.

DURATION A measure, in years, of the interest-rate sensitivity of a portfolio, incorporating time-to-maturity and coupon size. The longer a portfolio's duration, the greater its sensitivity to interest-rate changes.

REVENUE BOND INDEX (RBI) The RBI is the average yield on 25 revenue bonds with 30-year maturities generally rated single "A," compiled by THE BOND BUYER, a newspaper that reports on the municipal bond market.

YIELD A fund's yield is a measure of the net investment income per share earned over a specific one-month or 30-day period expressed as a percentage of the maximum offering.

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.

ECONOMIC OVERVIEW

DEAR KEMPER FUNDS SHAREHOLDER:

  The end of the metaphorical millennium, it turns out, was not a disaster. Instead, it was an excuse to party. And why not? As our technological revolution gained critical mass, its vast potential came into better focus. Capital spending on information technology didn't slow down; it accelerated. Inflation remained dormant. The budget surplus nearly doubled, with the promise of oceans of black ink yet to come. Even the government delivered good news: Its statisticians toyed with the national accounts to reveal a more productive economy. It's no wonder the prevailing sentiment could be summed up with the quintessentially American yelp of glee: Yahoo!

  Now, with the potential Y2K crisis seemingly averted, the question hanging over the economy is whether the Federal Reserve Board will boost interest rates to soak up extra liquidity caused by its pre-Y2K infusion of cash into the economy. And unfortunately, all parties end. This one will, too. The questions are when and how.

  The "when" should be before the second half of the year. The Fed has already raised interest rates three times, and is likely to raise them again on Feb. 2. Fed officials said they left the rate at 5.5 percent in December mainly because of "market uncertainties associated with the century-date change." But the Fed expressed concern that "increases in demand" will foster "inflationary imbalances" that could spark rate increases once the Y2K issue has been handled.

  Although some investors have expressed fear that the Fed's sucking cash out of banks will jolt the financial system (causing some stock indexes, as well as the bond markets, to drop sharply in early January), the "how" is likely to be a slow winding down, thanks to persistent low inflation.

  Yes, some prices are higher: Filling up the SUV's gas tank definitely costs more. But the rate of inflation for non-energy goods and services has actually slowed during the past year. Although most analysts are worried that the reprieve won't last -- assuming that higher commodity prices, a softer dollar and the scarcity of skilled workers will show up as higher prices at the checkout counter -- we'd turn that worry on its head. If inflation hasn't accelerated after three years of over 4-percent gross domestic product (GDP) growth and an unprecedented credit explosion, prices aren't likely to increase if growth slows and lenders get stingier.

  More good news stems from the technological investment boom. While executives have pared capital budgets in traditional areas such as industrial machinery and buildings, they've boosted outlays on computers and software. Thanks to the sheer force of technology spending, overall business investment has grown two to four times as fast as GDP in every year since 1993. And that expansion should continue, with more than 20 percent growth likely in high-tech through 2000 and even beyond. And technology hurts inflation. It saves on labor and inventory, increases capacity, creates new competitors, cuts out middlemen, gives shoppers comparative price information and enables global auctions.

  Our outlook is for inflation to stay centered around 2 percent, and we expect the Fed to raise the federal funds rate and the discount rate by one quarter of a point (0.25%) each on Feb. 2. (More extreme possibilities bandied about by bearish investors -- including a half-point rise or an emergency move before the Fed's February meeting -- are unlikely.) We project that the result will be a gentle slowing of growth from 4 percent in 1999 to around 3.5 percent in 2000 and just under 2.5 percent in 2001.

  Despite this positive outlook, the rowdiness of Y2K preparations and celebration should be sufficient to show us that risks exist in today's markets and remind us that we could be in for a serious hangover.

  The prospect of sparkling growth with no inflation has excited equity investors, but there's a catch: declining corporate pricing power. If companies don't have the ability to increase prices, profit growth will decline -- and it's already happening. For the five years ending in June 1999, S&P 500 operating earnings averaged 9 percent, two and a half percentage points per year slower than analysts had predicted. Profits did recover strongly in the second half of 1999, but we suspect that they will soon sputter again. And the economy's newfound productivity won't change the rules and allow companies to make money even if they can't raise prices. Productivity gains do produce a windfall, but historically customers and employees have grabbed the lion's share. Web sites and dot.coms haven't changed this

 ECONOMIC OVERVIEW

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.
   [BAR GRAPH]

                                           NOW (12/31/99)          6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           --------------          ------------            ----------            -----------
10-year Treasury rate (1)                       6.00                   5.50                   4.80                   5.90
Prime rate (2)                                  8.50                   7.75                   8.00                   8.50
Inflation rate (3)*                             2.60                   2.30                   1.50                   2.00
The U.S. dollar (4)                             -0.7                   -0.9                   1.20                   9.40
Capital goods orders (5)*                      12.60                   2.50                   -0.6                   6.40
Industrial production (5)*                      3.30                   2.90                   3.50                   6.90
Employment growth (6)                           2.10                   2.10                   2.30                   2.70

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 11/30/99.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.


one iota. As a result, we expect profits to be virtually flat in all of 2000 and to decline as the economy slows in 2001.

  Debt is another drink that could bring on future headaches. America has been swigging it in prodigious amounts. Companies have borrowed heavily to fund mergers, share buybacks and new investments. Homeowners have increased their debt with new home equity loans and bigger mortgages. Financial institutions have issued record amounts of new paper to fund aggressive growth. There's no hard and fast rule for determining if the debt America is taking on is too much, but warning bells should sound when debt grows by orders of magnitude faster than necessary to fund economic activity. That happened in 1985 and 1986, when excess credit created a commercial real estate bubble and funded dubious leveraged buyouts with suspect junk bonds, and it's happening again now. Both the commercial real estate and the high yield markets took years to recover. Today, the sheer size of the excesses could make the "morning after" even more painful.

  The end result: Given the continuing thrust of growth from the technological revolution, an improving world economy and the Fed's experience and skill, 2000 could turn out to be a good year. But it's highly unlikely to be as good a year as 1999.

  Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

Scudder Kemper Investments Economics Group

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF JANUARY 6, 2000, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE

[CONDON PHOTO]

PHILIP G. CONDON JOINED THE FIRM IN 1983 AND IS LEAD PORTFOLIO MANAGER OF THE FUND AND MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS' MUNICIPAL BOND GROUP. HE HAS ALSO SERVED AS DIRECTOR OF THE MUNICIPAL BOND RESEARCH DEPARTMENT. [BRENNAN PHOTO]
ELEANOR R. BRENNAN JOINED THE ORGANIZATION IN 1995 AND IS PORTFOLIO MANAGER OF THE FUND. SHE IS A SENIOR VICE PRESIDENT OF SCUDDER KEMPER INVESTMENTS, INC. AND A CHARTERED FINANCIAL ANALYST.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGEMENT TEAM ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.


AS THE FISCAL YEAR BEGAN, INVESTOR FOCUS SHIFTED FROM TURBULENCE OVERSEAS TO STRONG ECONOMIC GROWTH IN THE UNITED STATES. FEARS OF POTENTIALLY HIGHER INFLATION PUSHED INTEREST RATES UP AND BOND PRICES DOWN THROUGHOUT THE FUNDS' FISCAL YEAR. IN THE FOLLOWING Q&A, THE MANAGEMENT TEAM DISCUSSES THE MARKET'S PERFORMANCE AND THEIR INVESTMENT STRATEGY.

Q     BEFORE WE GET INTO THE PERFORMANCE OF KEMPER MUNICIPAL INCOME TRUST, COULD
YOU PROVIDE SOME BACKGROUND ON HOW GOVERNMENT BONDS PERFORMED OVER THE LAST 12 MONTHS?

A     The last 12 months were characterized by a nearly continuous rise in interest rates across all maturities.

  At the very start of the fiscal year last fall, yields in the government bond market were near historic lows. A series of problems in Russia, Latin America and Asia had created a global "flight to quality" as investors worldwide clamored for the relative safety of established markets. In addition, much of Europe was converting to the euro at year-end. So, for nervous global investors looking for a safe place to park their assets, U.S. Treasury bonds were about the only option. The resulting demand pushed the 30-year Treasury bond yield down to near 5 percent in November 1998.

  To help combat the uncertainty and ward off a worsening of the situation, the Federal Reserve cut interest rates three times in the last four months of 1998. The Fed's plan, in part, was to inject liquidity into the global financial system by stimulating the U.S. economy -- and thereby other economies -- and make the yields on foreign bonds look more attractive in comparison with U.S. securities.

Q     DID THE FED'S PLAN WORK?

A     Yes, it did. In fact, it worked almost TOO well. Investors gained confidence that foreign economies could bring their problems under control, and assets shifted from the United States to other markets. At the same time, some investors feared that the Fed's stimulus, which was uncharacteristically applied during a time of strong U.S. economic growth, would ignite inflation. Both these factors acted to push interest rates up in the United States throughout the fiscal year. On November 25, 1998, 30-year Treasuries yielded 5.18 percent. A year later, they were 6.20 percent. That's a monumental move for such an established security. As economic growth in the United States continued to be strong and labor markets remained tight throughout 1999, the Federal Reserve was compelled to put the brakes on the U.S. economy. The Fed rescinded its prior three interest-rate cuts by raising rates in June, August and November.

Q     WHAT WAS THE EFFECT OF RISING RATES ON THE BOND MARKET?

A     Because bond prices fall when interest rates rise, these last 12 months have been a challenging period for bond investors. It's been tough to try to create positive returns for shareholders when fighting the constant headwind of rising rates. This difficulty is reflected in the returns of bond indices. For example, the Lehman Brothers Aggregate Bond index*, which is a broad proxy for the taxable bond market as a whole, experienced a total return of -0.04 percent for the 12-month period ended November 30, 1999. Government bonds, which don't provide as much income as corporate bonds and therefore tend to be more sensitive to interest-rate changes, were hit hardest; the Lehman Brothers Long-Term Government Bond index* was down 7.52 percent for the same period.

* THE LEHMAN AGGREGATE BOND INDEX IS A TOTAL RETURN INDEX INCLUDING FIXED-RATE DEBT ISSUES RATED INVESTMENT-GRADE OR BETTER. IT CONTAINS GOVERNMENT, CORPORATE AND MORTGAGE SECURITIES AND IS GENERALLY CONSIDERED REPRESENTATIVE OF THE MARKET FOR INVESTMENT-GRADE BONDS AS A WHOLE.

PERFORMANCE UPDATE

  THE LEHMAN BROTHERS LONG-TERM GOVERNMENT BOND INDEX IS A TOTAL RETURN INDEX GENERALLY CONSIDERED REPRESENTATIVE OF THE MARKET FOR TREASURIES AND GOVERNMENT AGENCY SECURITIES WITH MATURITIES GREATER THAN TEN YEARS. INVESTORS CANNOT INVEST IN THE INDICES.

Q     HOW DID MUNICIPAL BONDS FARE IN COMPARISON?

A     Despite an environment of rising interest rates, municipal bonds held up relatively well versus long-term government bonds. The Lehman Brothers Municipal Bond index* ended the period down 1.07 percent. Certainly, a negative total return is nothing to cheer about, but in comparison with how long-term government bonds performed, municipals held their own.

* THE LEHMAN BROTHERS MUNICIPAL BOND INDEX INCLUDES APPROXIMATELY 15,000 BONDS. TO BE INCLUDED IN THE INDEX, A MUNICIPAL BOND MUST MEET THE FOLLOWING
  CRITERIA: A MINIMUM CREDIT RATING OF BBB, ISSUED AS A PART OF AN ISSUE OF AT LEAST $50 MILLION, ISSUED WITHIN THE LAST FIVE YEARS, AND A MATURITY OF AT LEAST TWO YEARS. BONDS SUBJECT TO ALTERNATIVE MINIMUM TAX, VARIABLE RATE BONDS AND ZERO COUPON BONDS ARE EXCLUDED FROM THE INDEX. INVESTORS CANNOT INVEST IN THE INDEX.

Q     WHY DID MUNICIPAL BONDS HOLD UP BETTER THAN THE LONG-TERM GOVERNMENT BOND
MARKET?

A     The turbulence had less of an impact because several factors were operating in favor of municipal bonds. The primary one was a positive supply/demand situation. Municipal bond issuance in 1999 through November was down more than 20 percent from the same period last year. With demand remaining strong and fewer bonds from which to choose, investors were willing to settle for slightly less yield, and that helped provide a ceiling on how far up yields would go and, therefore, how far down prices would go.

  Second, municipal bond yields were very attractive compared with government bond yields. Usually, a municipal bond will yield about 10 to 15 percent less than a similar-maturity government bond, because the tax advantage of a municipal bond is discounted in its price. But when government bond yields were so low, A-rated municipal bonds actually OUTYIELDED 30-year Treasuries, which is very unusual. As a result, a lot of "crossover buyers" -- investors who wouldn't normally buy municipal bonds -- entered the market and helped boost demand.

  According to THE BOND BUYER Revenue Bond index (see Terms To Know on page 2), A-rated municipal bonds at the end of November offered 97 percent of the yield of a 30-year Treasury bond -- a very attractive value when you consider the tax advantage that municipal bonds offer.

  Finally, a solid credit situation has helped support municipal bond prices. The economy is growing well, and that translates to solid tax revenues for municipalities. A good revenue stream means an increase in high-quality bonds (see Terms To Know on page 2), which tend to have lower yields because buyers don't need to be compensated to take extra risk.

Q     HOW DID KEMPER MUNICIPAL INCOME TRUST PERFORM SPECIFICALLY?

A     As did nearly all municipal bond funds, our fund lagged the Lehman
Brothers Municipal index for the 12-month period ended November 30. Mutual funds tended to lag the index because funds have to contend with trading charges and operating expenses that an index does not. Normally, our active management can take advantage of discrepancies in the market to overcome this difference. But a market like that of the past year proved to be a great challenge.

  The fund performed well on a relative basis, however. Our total return was -4.69 based on net asset value, versus an average return of -5.78 for the Lipper Closed-End General Municipal Debt Funds category. On a market price basis, we believe negative returns were exacerbated by tax-loss selling.

Q     YOU'VE SAID IN THE PAST THAT YOU NORMALLY MANAGE THE FUND BY KEEPING CLOSE
TO A NEUTRAL DURATION AND THEN TRYING TO TAKE ADVANTAGE OF DISLOCATIONS IN THE MARKET TO INCREMENTALLY BOOST RETURNS. DID YOU DO ANYTHING IN ADDITION TO THAT DURING THE COURSE OF THE YEAR?

A     During the last half of the fiscal year, we concentrated purchases in the intermediate maturity range. This area of the yield curve appeared to offer the best trade-off of risk and return. Another thing we've been doing is selectively selling longer bonds that were purchased in a lower rate environment. The advantage is that we can reinvest the proceeds of our bond sales at today's higher rates. Additionally, the fund increased the financial leverage of the common shares.

Q     WHAT'S YOUR OUTLOOK FOR THE MUNICIPAL MARKET FROM HERE?

A     We think municipals should perform relatively well for several reasons.
First, the municipal market should continue to be more stable than the government and corporate bond markets. As the fiscal year drew to a close, it appeared that investors were expecting the Federal Reserve to continue raising rates into the year 2000. If the Fed does tighten, Treasuries and corporate bonds would likely remain volatile as most investors try to interpret the ramifications of higher rates on both the domestic and global economies. While municipal securities are also influenced by these factors, supply and demand fundamentals in the municipal market may act to dampen volatility.

  Second, the municipal market continues to offer attractive value, with long-maturity yields still attractive relative to Treasuries. As we mentioned, A-rated municipal bonds now yield nearly the same as similar-maturity Treasuries, even without factoring in the tax advantage. Third, strong municipal finances should help alleviate credit concerns. And finally, issuance has so far remained more than 20 percent below last year's levels, and that lack of supply should help support prices.

  For these reasons, we think that municipal bonds will continue to offer fixed-income investors an attractive option.

PORTFOLIO Composition                   PORTFOLIO Statistics

THE FUND'S SECTORS

REPRESENTING THE FUND'S TOTAL NET ASSETS ON NOVEMBER 30, 1999

          HOLDINGS                                PERCENT
---------------------------------------------------------

1.        U.S. GOVERNMENT SECURED                   18%
---------------------------------------------------------

2.        GENERAL OBLIGATIONS                        7%
---------------------------------------------------------

3.        REVENUE BONDS                             73%
---------------------------------------------------------

4.        CASH AND EQUIVALENT                        2%
---------------------------------------------------------

SECURITIES RATINGS

                                          ON 11/30/99         ON 11/30/98
    AAA                                        72%                 61%
 ..............................................................................
    AA                                         10                  16
 ..............................................................................
    A                                           7                   8
 ..............................................................................
    BBB                                         9                   9
 ..............................................................................
    BB                                          1                   1
 ..............................................................................
    NOT RATED                                   1                   5
------------------------------------------------------------------------------
                                              100%                100%

THE RATINGS OF STANDARD & POOR'S CORPORATION (S&P)
AND MOODY'S INVESTORS SERVICES, INC. (MOODY'S)
REPRESENT THEIR OPINIONS AS TO THE QUALITY OF
SECURITIES THAT THEY UNDERTAKE TO RATE. THE
PERCENTAGE SHOWN REFLECTS THE HIGHER OF MOODY'S OR
S&P RATINGS. RATINGS ARE RELATIVE AND SUBJECTIVE
AND NOT ABSOLUTE STANDARDS OF QUALITY.

[PIE CHART] [PIE CHART]

AVERAGE MATURITY

                                            ON 11/30/99       ON 11/30/98
    AVERAGE MATURITY                        16.2 years        18.5 years
--------------------------------------------------------------------------------

* PORTFOLIO HOLDINGS AND COMPOSITION ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER MUNICIPAL INCOME TRUST
Portfolio of Investments as of November 30, 1999
(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------------
SHORT-TERM MUNICIPAL INVESTMENTS--7.0%                                                  PRINCIPAL AMOUNT    VALUE
-----------------------------------------------------------------------------------------------------------------------

CALIFORNIA
                                          Los Angeles, CA, Regional Airport
                                            Improvement Lease, Series 1985, Daily
                                            Demand Note, 3.70%, 12/01/2025*                 $   200        $    200
                                          -----------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

DISTRICT OF COLUMBIA
                                          District of Columbia, General Fund Recovery
                                            Series B-3, Variable Rate Demand Note,
                                            4.00%, 06/01/2003*                                2,200           2,200
                                          -----------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

NEW YORK
                                          Long Island Power Authority, Electric
                                            Systems Revenue, Series 5, Variable Rate,
                                            3.60%, 05/01/2033*                                8,000           8,000
                                          Long Island, NY, Power Authority New York
                                            Electricity, Revenue, Series 6, Variable
                                            Rate 3.65%, 05/01/2033*                          17,500          17,500
                                          -----------------------------------------------------------------------------
                                                                                                             25,500
-----------------------------------------------------------------------------------------------------------------------

OHIO
                                          Ohio Air Quality Development Authority
                                            Revenue, Cincinnati Gas and Electric,
                                            Daily Demand Note, 3.60%, 09/01/2030*             4,000           4,000
                                          -----------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

TEXAS
                                          Harris County, TX, Health Facilities,
                                            Revenue, Saint Lukes Episcopal Hospital,
                                            Series A, Variable Rate 3.70%, 02/15/2027*       11,100          11,100
                                          Harris County, TX, Health Facilities,
                                            Revenue, St. Lukes Episcopal Hospital,
                                            Series B, Variable Rate 3.70%, 02/15/2027*        3,000           3,000
                                          -----------------------------------------------------------------------------
                                                                                                             14,100
-----------------------------------------------------------------------------------------------------------------------

WASHINGTON
                                          Washington Health Care Facilities Authority,
                                            Variable Rate Demand Bond, Revenue, Series
                                            1985 D, 3.60%, 10/01/2005*                        4,100           4,100
                                          -----------------------------------------------------------------------------
                                          TOTAL SHORT-TERM INVESTMENTS--7.0%
                                          (Cost $50,100)                                                     50,100
                                          -----------------------------------------------------------------------------
LONG-TERM MUNICIPAL INVESTMENTS--93.0%

ALABAMA
                                          Alabama Docks Department, Facilities
                                            Revenue, 6.30%, 10/01/2021 (c)                    8,250           8,380
                                          Jefferson County, AL, Sewer Revenue, 5.70%,
                                            02/01/2020 (c)                                    3,420           3,342
                                          Jefferson County, AL, Sewer Revenue, 5.75%,
                                            02/01/2022 (c)                                    5,000           4,886
                                          Jefferson County, AL, Sewer Revenue, 5.75%,
                                            02/01/2027 (c)                                      600             582
                                          -----------------------------------------------------------------------------
                                                                                                             17,190
-----------------------------------------------------------------------------------------------------------------------

ARIZONA
                                          Arizona Health Facilities Authority,
                                            Catholic Healthcare West, Revenue, Series
                                            A, 6.625%, 07/01/2020                             7,000           6,987
                                          -----------------------------------------------------------------------------

 8  The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)


-----------------------------------------------------------------------------------------------------------------------
                                                                                        PRINCIPAL AMOUNT    VALUE
-----------------------------------------------------------------------------------------------------------------------

CALIFORNIA
                                          California, General Obligation, Prerefunded
                                            03/01/2005 5.90%, 03/01/2025 (b)(c)             $ 7,410        $  7,954
                                          California General Obligation, Prerefunded
                                            03/01/2005 5.90%, 03/01/2025 (b)(c)                 280             280
                                          California Health Facilities Finance
                                            Authority, Cedars-Sinai Medical Center,
                                            Revenue, Series A, 6.125%, 12/01/2030            10,000           9,810
                                          Foothill Eastern Transportation Corridor
                                            Agency, CA, zero coupon, Toll Road
                                            Revenue, 01/15/2030                              16,650           2,399
                                          Foothill Eastern Transportation Corridor
                                            Agency, CA, Toll Road Revenue, 5.75%,
                                            01/15/2040                                        5,000           4,629
                                          Los Angeles County, CA, Metropolitan
                                            Transportation Authority, Sales Tax
                                            Revenue, 6.00%, 07/01/2026 (c)                    2,750           2,993
                                          Orange County, CA, Recovery Certificates of
                                            Participation, 6.00%, 07/01/2026                 11,500          11,580
                                          Sacramento County, CA, Airport System,
                                            Revenue, 5.90%, 07/01/2024 (c)                    5,000           4,908
                                          -----------------------------------------------------------------------------
                                                                                                             44,553
-----------------------------------------------------------------------------------------------------------------------

COLORADO
                                          Adams County, Colorado, Multifamily Housing,
                                            Oasis Park Apartments Project, 6.15%,
                                            01/01/2026                                        6,580           6,617
                                          Colorado Health Facilities Authority,
                                            Revenue, Series A, 5.50%, 12/01/2017              6,145           5,878
                                          Colorado Health Facilities Authority,
                                            Revenue, Series A, 6.00%, 12/01/2015              5,705           5,813
                                          Colorado Health Facilities Authority,
                                            Revenue, Series A, 6.00%, 12/01/2016              2,000           2,028
                                          Denver, CO, City and County of Denver,
                                            Airport Improvement Revenue, 6.75%,
                                            11/15/2013 (b)                                      325             351
                                          Denver, CO, City and County of Denver,
                                            Airport Improvement Revenue, 6.75%,
                                            11/15/2013 (b)                                    2,455           2,540
                                          Denver, CO, City and County Airport Revenue,
                                            Series C, 6.75%, 11/15/2022 (b)                   2,610           2,640
                                          Denver, CO, City and County Airport Revenue,
                                            Series C, Prerefunded 11/15/2002, 6.75%,
                                            11/15/2022 (b)                                      690             746
                                          Denver, CO, City and County Airport Revenue,
                                            Series A, 8.50%, 11/15/2023                       4,110           4,314
                                          Denver, CO, City and County Airport Revenue,
                                            Series A, Prerefunded 11/15/2000, 8.50%,
                                            11/15/2023 (b)                                      390             414
                                          -----------------------------------------------------------------------------
                                                                                                             31,341
-----------------------------------------------------------------------------------------------------------------------

DISTRICT OF COLUMBIA
                                          District Columbia, General Obligation,
                                            Series B, 5.50%, 06/01/2011                      30,000          30,525
                                          Washington D.C. Airport Authority, General
                                            Airport Revenue, 5.75%, 10/01/2020 (c)           13,100          12,705
                                          -----------------------------------------------------------------------------
                                                                                                             43,230

    The accompanying notes are an integral part of the financial statements.   9

(DOLLARS IN THOUSANDS)

                                                        PORTFOLIO OF INVESTMENTS

                                                                                        PRINCIPAL AMOUNT    VALUE

FLORIDA
                                          Broward County, FL, Resource Recovery,
                                            Revenue, Broward Waste Energy Project,
                                            7.95%, 12/01/2008                               $ 2,385        $  2,462
                                          Broward County, FL, Resource Recovery,
                                            Revenue, Broward Waste Energy Project,
                                            7.95%, 12/01/2008                                 1,175           1,213
                                          Dade County, FL, Special Obligation, Capital
                                            Appreciation, Revenue, Zero Coupon,
                                            Prerefunded 10/01/2008, 10/01/2022 (b)            7,735           2,098
                                          Dade County, FL, Special Obligation, Capital
                                            Appreciation, Revenue, Zero Coupon,
                                            Prerefunded 10/01/2008, 10/01/2024 (b)           16,955           4,050
                                          Dade County, FL, Aviation Revenue, 5.75%,
                                            10/01/2026 (c)                                   20,400          19,815
                                          Hillsborough County, FL, Industrial
                                            Development Authority Revenue, Health
                                            Facility, University Community Hospital
                                            Project, 5.625%, 08/15/2023                       1,000             879
                                          Volusia County, FL, Health Facilities
                                            Authority, Memorial Health Systems
                                            Project, Revenue, Prerefunded 06/01/2000,
                                            8.25%, 06/01/2020 (c)                             7,000           7,279
                                          -----------------------------------------------------------------------------
                                                                                                             37,796
-----------------------------------------------------------------------------------------------------------------------

HAWAII
                                          Hawaii Department of Budget and Finance,
                                            Special Purpose, Hawaiian Electric
                                            Company, Inc. Project, Revenue, 6.20%,
                                            05/01/2026 (c)                                   13,200          13,242
                                          Hawaii State Department Budget and Finance,
                                            Electric Revenue, Series D, 6.15%,
                                            01/01/2020 (c)                                    2,195           2,207
                                          -----------------------------------------------------------------------------
                                                                                                             15,449
-----------------------------------------------------------------------------------------------------------------------

IDAHO
                                          Idaho Housing Agency, Single Family Mortgage
                                            Revenue, 6.90%, 07/01/2025                        1,745           1,782
                                          Idaho Housing Agency, Single Family Mortgage
                                            Revenue, 7.875%, 07/01/2021                         875             892
                                          -----------------------------------------------------------------------------
                                                                                                              2,674
-----------------------------------------------------------------------------------------------------------------------

ILLINOIS
                                          Chicago, IL, Gas Supply Revenue, Peoples Gas
                                            & Coke Company, Series A, 8.10%,
                                            05/01/2020                                        1,250           1,293
                                          Chicago, IL, Midway Airport, Revenue,
                                            5.625%, 01/01/2029 (c)                            4,000           3,704
                                          Chicago, IL, Skyway Toll Bridge, Revenue,
                                            Prerefunded 01/01/2004, 6.75%, 01/01/2014
                                            (b)                                               2,775           3,039
                                          Chicago, IL, O'Hare International Airport,
                                            Internationals Terminal, Special Revenue,
                                            7.625%, 01/01/2010 (c)                           10,000          10,230
                                          Chicago, IL, O'Hare International Airport,
                                            International Terminal, Special Revenue,
                                            8.20%, 12/01/2024                                 4,775           5,387
                                          Chicago, IL, O'Hare International Airport,
                                            Special Facilities Revenue, United
                                            Airlines Project, Series A, 5.35%,
                                            09/01/2016                                        3,000           2,622
                                          Harvard, IL, Multifamily Housing, Northfield
                                            Court Project, Revenue, 9.50%, 06/01/2006         2,495           2,615

 10 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)


-----------------------------------------------------------------------------------------------------------------------
                                                                                        PRINCIPAL AMOUNT    VALUE
-----------------------------------------------------------------------------------------------------------------------
                                          Health Facility Authority, Bethany Home and
                                            Hospital, Revenue, Prerefunded 02/15/2000
                                            8.625%, 02/15/2009 (b)                          $ 6,095        $  6,273
                                          Illinois Development Finance Authority,
                                            Catholic Health Partners Services,
                                            Revenue, 5.30%, 02/15/2018                        3,500           3,195
                                          Illinois Development Finance Authority,
                                            Hospital Revenue, Adventist Health System,
                                            5.65%, 11/15/2024                                 7,500           6,547
                                          Illinois Development Financial Authority,
                                            Hospital Revenue, Revenue, Adventist
                                            Health System, 5.50%, 11/15/2020                  2,500           2,179
                                          Illinois Development Financial Authority,
                                            Pollution, Revenue, Commonwealth Edison
                                            Company Project, Series D, 6.75%,
                                            03/01/2015 (c)                                    4,220           4,586
                                          Illinois Educational Facilities Authority,
                                            Revenue, Series D, 5.45%, 09/01/2014 (c)          8,000           7,733
                                          Illinois Housing Development Authority,
                                            Multifamily Housing, Ginger Ridge, 5.90%,
                                            11/01/2030                                        1,000             954
                                          Illinois Regional Transportation Authority,
                                            Cook, DuPage, Kane, Lake, McHenry and Will
                                            Countries, Revenue, 6.125%, 06/01/2022 (c)        4,000           4,162
                                          Will County, IL, Exempt Facilities, Mobil
                                            Oil Refining Corp. Project, Revenue,
                                            6.00%, 02/01/2027                                 5,000           4,847
                                          -----------------------------------------------------------------------------
                                                                                                             69,366
-----------------------------------------------------------------------------------------------------------------------

INDIANA
                                          Indiana Health Facility Financing Authority,
                                            Charity Obligation, Series D, 5.25%,
                                            11/15/2015                                        5,200           4,836
                                          Indiana Health Facility Financing Authority,
                                            Charity Obligation, Series D, 5.50%,
                                            11/15/2011                                        2,420           2,423
                                          Indiana Health Facility Financing Authority,
                                            Hospital Revenue, Riverview Hospital
                                            Project, 5.50%, 08/01/2019                        1,300           1,146
                                          Indiana Health Facility Financing Authority,
                                            Hospital Revenue, Riverview Hospital
                                            Project, 5.50%, 08/01/2024                        1,000             854
                                          Indianapolis, IN, Gas Utility System
                                            Revenue, Prerefunded 06/01/2004, 5.875%,
                                            06/01/2024 (b)                                   14,000          14,938
                                          -----------------------------------------------------------------------------
                                                                                                             24,197
-----------------------------------------------------------------------------------------------------------------------

IOWA
                                          Iowa Financial Authority Single Family
                                            Revenue, 7.90%, 11/01/2022                        3,675           3,753
                                          -----------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

LOUISIANA
                                          Louisiana Public Facilities Authority,
                                            Lafayette General Medical Center Project,
                                            Revenue, Prerefunded 10/01/2002, 6.50%,
                                            10/01/2022 (b)                                    7,350           7,882
                                          -----------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)


-----------------------------------------------------------------------------------------------------------------------
                                                                                        PRINCIPAL AMOUNT    VALUE
-----------------------------------------------------------------------------------------------------------------------

MAINE
                                          Maine Health and Higher Educational
                                            Facilities Authority, Revenue, 5.70%,
                                            07/01/2013                                      $ 5,000        $  5,035
                                          Maine Health and Higher Educational
                                            Facilities Authority, Revenue, 7.00%,
                                            07/01/2024                                        4,235           4,715
                                          Maine Health and Higher Educational
                                            Facilities Authority, Revenue, Prerefunded
                                            07/01/2004 7.00%, 07/01/2024 (b)                     85              95
                                          Maine Housing Authority, Mortgage Purchase,
                                            Revenue, 8.30%, 11/15/2028                           30              30
                                          -----------------------------------------------------------------------------
                                                                                                              9,875
-----------------------------------------------------------------------------------------------------------------------

MARYLAND
                                          Howard County, MD, Braeland Commons Project,
                                            Revenue, 6.20%, 06/15/2023                        2,500           2,466
                                          Howard County, MD, Multifamily Housing,
                                            Edens Commons Project, Revenue, 6.20%,
                                            06/15/2023                                        4,250           4,193
                                          -----------------------------------------------------------------------------
                                                                                                              6,659
-----------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS
                                          Massachusetts Bay Transportation Authority,
                                            General Transportation System, Revenue,
                                            Prerefunded 03/01/2006, 5.625%,
                                            03/01/2026 (b)                                    1,900           1,993
                                          Massachusetts Port Authority, Special
                                            Facilities, US Air Project, Revenue,
                                            5.875%, 09/01/2023 (c)                            6,755           6,594
                                          Massachusetts State Port Authority Revenue,
                                            Series B, 5.50%, 07/01/2015                       3,000           2,910
                                          -----------------------------------------------------------------------------
                                                                                                             11,497
-----------------------------------------------------------------------------------------------------------------------

MICHIGAN
                                          Chippewa County, MI, Warren Memorial
                                            Hospital, Revenue, 5.625%, 11/01/2014             1,500           1,349
                                          Monroe County, MI, Pollution Control,
                                            Detroit Edison Project, Revenue, 7.75%,
                                            12/01/2019                                        6,500           6,696
                                          -----------------------------------------------------------------------------
                                                                                                              8,045
-----------------------------------------------------------------------------------------------------------------------

MINNESOTA
                                          Minneapolis and St Paul, MN, Metropolitan
                                            Airport, Revenue, Series B,
                                            5.625%, 01/01/2015 (c)                            2,500           2,467
                                          Minneapolis and St Paul, MN, Metropolitan
                                            Community Airport, Revenue, Series B,
                                            5.50%, 01/01/2011 (c)                             5,030           5,090
                                          Minneapolis and St Paul, MN, Metropolitan
                                            Community Airport, Revenue, Series B,
                                            5.50%, 01/01/2010 (c)                             3,035           3,088
                                          -----------------------------------------------------------------------------
                                                                                                             10,645

The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)


-----------------------------------------------------------------------------------------------------------------------
                                                                                        PRINCIPAL AMOUNT    VALUE
-----------------------------------------------------------------------------------------------------------------------

MISSOURI
                                          Missouri Health and Educational Facilities
                                            Authority, Lake of the Ozarks General
                                            Hospital, Inc. Project, Revenue,
                                            Prerefunded 02/15/2006, 6.50%,
                                            02/15/2021 (b)                                  $   755        $    826
                                          Missouri Health and Educational Facilities
                                            Authority, Lake of the Ozarks General
                                            Hospital, Inc. Project, Revenue,
                                            Prerefunded 02/15/2006, 6.50%,
                                            02/15/2021 (b)                                      370             368
                                          St Louis County, MO, Regional Convention,
                                            Revenue, Series C, Prerefunded 08/15/2003,
                                            7.90%, 08/15/2021 (b)                               155             165
                                          St Louis County, MO, Regional Convention,
                                            Revenue, Series C, Prerefunded 08/15/2003,
                                            7.90%, 08/15/2021 (b)                             3,445           3,838
                                          West Plains, MO, Industrial Development
                                            Authority, Ozarks Medical Center Project,
                                            Revenue, Prerefunded 09/15/2000, 8.625%,
                                            09/15/2020 (b)                                    3,485           3,677
                                          -----------------------------------------------------------------------------
                                                                                                              8,874
-----------------------------------------------------------------------------------------------------------------------

NEBRASKA
                                          Nebraska Investment Finance Authority
                                            Single, Revenue, Series A, 6.70%,
                                            09/01/2026                                        7,500           7,676
                                          -----------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

NEVADA
                                          Clark County Nevada Industrial Development
                                            Revenue, Nevada Power Company Project,
                                            6.70%, 06/01/2022 (c)                             1,750           1,830
                                          -----------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

NEW HAMPSHIRE
                                          New Hampshire Higher Educational and Health
                                            Facilities Authority, Nashua Memorial
                                            Hospital, Revenue, 6.00%, 10/01/2023              3,000           2,838
                                          -----------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

NEW JERSEY
                                          New Jersey Economic Development Authority,
                                            Water Facilities, New Jersey American
                                            Water Co., Inc. Project, Revenue, 6.875%,
                                            11/01/2034                                       10,775          11,597
                                          New Jersey Economic Development Authority,
                                            Revenue, Series A, 5.75%, 05/01/2013              6,000           6,160
                                          New Jersey Economic Development Authority
                                            Revenue, Harrogate Incorporation, Series
                                            A, 5.875%, 12/01/2026                             1,400           1,249
                                          New Jersey Economic Development Authority,
                                            Water Facilities, New Jersey American
                                            Water Co., Inc. Project, Revenue, 6.00%,
                                            05/01/2036 (c)                                   10,000          10,011
                                          New Jersey Health Care Facilities Financing
                                            Authority, General Hospital Center at
                                            Passaic, Revenue, ETM, 6.75%, 07/01/2019**        5,000           5,548
                                          -----------------------------------------------------------------------------
                                                                                                             34,565
-----------------------------------------------------------------------------------------------------------------------

NEW MEXICO
                                          New Mexico Mortgage Finance Authority,
                                            Single Family Mortgage, Revenue, 8.30%,
                                            03/01/2020                                        1,870           1,915
                                          -----------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)


-----------------------------------------------------------------------------------------------------------------------
                                                                                        PRINCIPAL AMOUNT    VALUE
-----------------------------------------------------------------------------------------------------------------------

NEW YORK
                                          Nassau County, NY, Health Facilities,
                                            Revenue, 6.00%, 08/01/2015                      $ 3,390        $  3,451
                                          New York City, NY, General Obligation,
                                            6.125%, 08/01/2025                                1,500           1,503
                                          New York City, NY, General Obligation,
                                            7.50%, 08/01/2003                                   355             362
                                          New York City, NY, General Obligation,
                                            7.50%, 08/01/2004                                   755             770
                                          New York State, Revenue Bonds Dorm
                                            Authorization, 7.00%, 05/15/2016                  5,495           5,665
                                          New York State Dormitory Authority, City
                                            University, Revenue, Series 2, 5.25%,
                                            07/01/2015                                        5,000           4,747
                                          New York State Dormitory Authority, Revenue,
                                            State University Educational Facilities,
                                            Revenue, Prerefunded 05/15/2002, 7.25%,
                                            05/15/2018 (b)                                      565             612
                                          New York State Dormitory Authority, Revenue,
                                            State University Educational Facilities,
                                            Revenue, Prerefunded 05/15/2002, 7.25%,
                                            05/15/2018 (b)                                    4,435           4,808
                                          New York State Dormitory Authority, State
                                            University Educational Facilities,
                                            Revenue, Prerefunded 05/15/2000, 7.375%,
                                            05/15/2014 (b)                                    1,645           1,699
                                          New York State Dormitory Authority, Bronx-
                                            Lebanon Hospital Center, Revenue, 5.20%,
                                            02/15/2016                                        1,770           1,612
                                          New York State Dormitory Authority, Jamaica
                                            Hospital, Revenue, 5.20%, 02/15/2016              1,000             910
                                          New York State Dormitory Authority, City
                                            University NC, Revenue, 5.625%, 07/01/2016        1,500           1,478
                                          New York State Dormitory Authority, State
                                            University Educational Facilities,
                                            Revenue, Prerefunded 05/15/2000, 7.375%,
                                            05/15/2014 (b)                                    1,355           1,403
                                          New York State Housing Finance Agency,
                                            Service Contract, Revenue, Prerefunded
                                            03/15/2002, 7.375%, 09/15/2021 (b)                3,000           3,246
                                          New York State Medical Care Facilities
                                            Finance Agency, Mental Health Services,
                                            Revenue, 7.70%, 02/15/2018                        1,505           1,514
                                          New York State Thruway Authority Service
                                            Contract, Local Highway & Bridge Revenue,
                                            5.625%, 04/01/2013 (c)                            5,000           5,071
                                          New York State Urban Development
                                            Corporation, State Facilities, Revenue,
                                            Prerefunded 04/01/2001, 7.50%,
                                            04/01/2011 (b)                                    6,695           7,104
                                          New York and New Jersey Port Authority, JFK
                                            International Air Terminal 6, Revenue,
                                            5.75%, 12/01/2025 (c)                             4,000           3,897
                                          Niagara Frontier Transportation, NY, Greater
                                            Buffalo International Airport, Revenue,
                                            6.25%, 04/01/2024 (c)                             5,750           5,799
                                          -----------------------------------------------------------------------------
                                                                                                             55,651

The accompanying notes are an integral part of the financial statements.

(DOLLARS IN THOUSANDS)

PORTFOLIO OF INVESTMENTS

-----------------------------------------------------------------------------------------------------------------------
                                                                                        PRINCIPAL AMOUNT    VALUE
-----------------------------------------------------------------------------------------------------------------------

NORTH CAROLINA
                                          Charlotte, NC, Airport, Revenue, Series B,
                                            5.75%, 07/01/2013 (c)                           $ 2,480        $  2,521
                                          Charlotte, NC, Airport, Revenue, Series B,
                                            5.875%, 07/01/2014 (c)                            1,140           1,161
                                          North Carolina Housing Finance Agency,
                                            Single Family Mortgage Revenue, 7.85%,
                                            09/01/2028                                          790             799
                                          North Carolina Municipal Power Agency,
                                            Electric Revenue, Series B, 6.375%,
                                            01/01/2013                                        3,000           3,039
                                          -----------------------------------------------------------------------------
                                                                                                              7,520
-----------------------------------------------------------------------------------------------------------------------

NORTH DAKOTA
                                          North Dakota Housing Finance Agency, Single
                                            Family Mortgage, Revenue, 8.375%,
                                            07/01/2021                                          400             410
                                          -----------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

OHIO
                                          Cuyahoga County, OH, Meridia Health System,
                                            Hospital Revenue, Prerefunded 08/15/2005,
                                            6.25%, 08/15/2024 (b)                             2,350           2,562
                                          Green Springs, OH, Health Care, Revenue, St
                                            Francis Health Care Center Project, Series
                                            A, 7.125%, 05/15/2025                             6,000           5,263
                                          Ohio Building Authority, Administrative
                                            Building Fund Project, Revenue, 5.00%,
                                            10/01/2015                                        5,110           4,742
                                          Ohio Higher Education Facility Commission,
                                            University of Findlay Project, Revenue,
                                            6.125%, 09/01/2016                                2,000           1,985
                                          Ohio Higher Education Facility Commission,
                                            University of Findlay Project, Revenue,
                                            6.15%, 09/01/2011                                 1,635           1,650
                                          -----------------------------------------------------------------------------
                                                                                                             16,202
-----------------------------------------------------------------------------------------------------------------------

OKLAHOMA
                                          Oklahoma Development Financial Authority,
                                            Revenue Bond, Hillcrest Health Center
                                            Inc., 5.625%, 08/15/2019                          3,320           2,839
                                          Oklahoma Turnpike Authority, Turnpike System
                                            Revenue, 7.875%, 01/01/2021                         355             363
                                          Tulsa, OK, Airport Improvement Trust,
                                            Revenue, Prerefunded 06/01/2002, 7.70%,
                                            06/01/2013                                        3,315           3,563
                                          -----------------------------------------------------------------------------
                                                                                                              6,765
-----------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA
                                          Greene County, PA, General Obligation,
                                            Prerefunded 12/01/2000, 8.75%,
                                            12/01/2010 (b)                                    2,675           2,799
                                          Hazelton Health Services Authority, Hospital
                                            Revenue, 5.625%, 07/01/2017                       1,980           1,755
                                          Lehigh County, PA, Industrial Development
                                            Authority, Pollution Control Revenue,
                                            Pennsylvania Power and Light Company,
                                            6.15%, 08/01/2029 (c)                             1,500           1,509
                                          Philadelphia, PA, Gas Works, Revenue,
                                            Prerefunded 07/01/2003, 6.375%,
                                            07/01/2026 (b)                                    2,565           2,750
                                          Philadelphia, PA, Gas Works, Revenue,
                                            Prerefunded 07/01/2003, 6.375%,
                                            07/01/2026 (b)                                    5,385           5,337
                                          -----------------------------------------------------------------------------
                                                                                                             14,150

    The accompanying notes are an integral part of the financial statements.  15

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)


-----------------------------------------------------------------------------------------------------------------------
                                                                                        PRINCIPAL AMOUNT    VALUE
-----------------------------------------------------------------------------------------------------------------------

SOUTH CAROLINA
                                          Oconee County, SC, Pollution Control, Duke
                                            Power Co. Project, Revenue, 7.75%,
                                            02/01/2017                                      $ 3,500        $  3,607
                                          -----------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

TENNESSEE
                                          Chattanooga, TN, General Obligation, 5.00%,
                                            09/01/2018 (c)                                    4,350           3,920
                                          Memphis-Shelby County, TN, Airport
                                            Authority, Revenue, Series D, 6.25%,
                                            03/01/2017 (c)                                    4,690           4,821
                                          -----------------------------------------------------------------------------
                                                                                                              8,741
-----------------------------------------------------------------------------------------------------------------------

TEXAS
                                          Austin, TX, Hotel Occupancy Tax, Revenue,
                                            6.00%, 11/15/2013 (c)                             3,190           3,317
                                          Austin, TX, Hotel Occupancy Tax, Revenue,
                                            6.00%, 11/15/2015 (c)                             3,480           3,562
                                          Austin, TX, Hotel Occupancy Tax, Revenue,
                                            6.00%, 11/15/2016 (c)                             3,625           3,691
                                          Brazos River Authority, TX, Collateralized
                                            Pollution Control, Utilities Electric
                                            Company Project, Revenue, 5.125%,
                                            05/01/2019 (c)                                    5,000           4,500
                                          Dallas-Fort Worth, TX, Airport Revenue,
                                            American Airlines, AMT, 7.50%, 11/01/2025         1,500           1,556
                                          Dallas-Fort Worth, TX, International Airport
                                            Facility, Revenue, 6.375%, 05/01/2035             3,000           2,908
                                          Harris County, TX, Health Facility
                                            Development Corp., Hospital Revenue, Texas
                                            Childrens Hospital Project, 5.25%,
                                            10/01/2029                                        3,500           3,035
                                          Harris County, TX, Criminal Justice Center,
                                            General Obligation, 5.625%, 10/01/2023 (c)        1,800           1,727
                                          Harris County, TX, Health Facilities,
                                            Revenue, 5.375%, 07/01/2024 (c)                   7,000           6,345
                                          Harris County, Tx, Port Houston Authority,
                                            General Obligation, 5.00%, 10/01/2017             2,500           2,217
                                          Lower Neches Valley, TX, Lower Neches Valley
                                            Authority, Industrial Development Corp.,
                                            Mobil Oil Refining Corp. Project, Revenue,
                                            6.35%, 04/01/2026                                 2,150           2,171
                                          Lower Neches Valley, TX, Lower Neches Valley
                                            Authority, Industrial Development Corp.,
                                            Mobil Oil Refining Corp. Project, Revenue,
                                            6.40%, 03/01/2030                                17,000          17,149
                                          Richardson, TX, Hospital Authority, Hospital
                                            Revenue, 5.625%, 12/01/2028                       5,000           4,241
                                          Tarrant County, TX, Health Facilities
                                            Development Corp, Resources System,
                                            Revenue, 5.25%, 02/15/2022 (c)                    3,250           2,911
                                          Texas College Student Loans, General
                                            Obligation, 5.00%, 08/01/2021                     4,015           3,440
                                          Texas Water Development Board, Revenue,
                                            5.125%, 07/15/2018                                8,100           7,409
                                          -----------------------------------------------------------------------------
                                                                                                             70,179

The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)


-----------------------------------------------------------------------------------------------------------------------
                                                                                        PRINCIPAL AMOUNT    VALUE
-----------------------------------------------------------------------------------------------------------------------

UTAH
                                          Utah Housing Finance Agency, Single Family
                                            Mortgage Revenue, 6.65%, 07/01/2026             $   480        $    492
                                          Utah Intermountain Power Agency, Power
                                            Supply System Revenue, 5.00%, 07/01/2021          6,700           5,768
                                          Utah Intermountain Power Agency, Power
                                            Supply System Revenue, 5.00%, 07/01/2020         10,000           8,757
                                          -----------------------------------------------------------------------------
                                                                                                             15,017
-----------------------------------------------------------------------------------------------------------------------

WASHINGTON
                                          Grant County, WA, Public Utility District
                                            #2, Wanapum HydroElectric, Revenue,
                                            5.875%, 01/01/2031 (c)                            1,575           1,514
                                          Port Seattle, WA, Special Facilities,
                                            Revenue, Series B, 5.50%, 09/01/2011 (c)          1,085           1,092
                                          Port Seattle, WA, Special Facilities,
                                            Revenue, Series B, 5.75%, 09/01/2013 (c)          1,045           1,056
                                          Washington Health Care Facilities Authority,
                                            Providence Services, Revenue, 5.375%,
                                            12/01/2019 (c)                                   11,120          10,274
                                          Washington Public Power Supply System,
                                            Nuclear Project, Revenue, 5.00%,
                                            07/01/2012                                       10,200           9,683
                                          Washington Public Power Supply System,
                                            Nuclear Project, Revenue, 5.60%,
                                            07/01/2015 (c)                                    2,000           1,972
                                          Washington Public Power Supply System,
                                            Nuclear Project, Revenue, 5.60%,
                                            07/01/2015 (c)                                    1,000             986
                                          Washington Public Power Supply System,
                                            Nuclear Project, Revenue, Prerefunded
                                            07/01/2000, 7.00%, 07/01/2012 (b)                15,500          16,069
                                          Washington State, General Obligation, Series
                                            2000 A, 5.50%, 07/01/2016                         4,835           4,709
                                          Washington State Health Care Facility
                                            Authority Revenue, Sisters Saint Joseph
                                            Peach Health, Prerefunded 05/01/2000,
                                            7.75%, 05/01/2015 (b)                             4,200           4,348
                                          -----------------------------------------------------------------------------
                                                                                                             51,703
-----------------------------------------------------------------------------------------------------------------------

WISCONSIN
                                          Wisconsin Housing and Economic Development
                                            Authority, Home Ownership, Revenue, 6.20%,
                                            03/01/2027                                        2,500           2,490
                                          Wisconsin State Health & Educational
                                            Facilities, Revenue, Series B, 5.625%,
                                            02/15/2029                                        8,000           6,817
                                          -----------------------------------------------------------------------------
                                                                                                              9,307
                                          -----------------------------------------------------------------------------
                                          TOTAL LONG TERM MUNICIPAL INVESTMENTS--93.0%
                                          (Cost $662,336)                                                   668,089
                                          -----------------------------------------------------------------------------
                                          TOTAL INVESTMENT PORTFOLIO--100.0%
                                          (Cost $712,436)                                                  $718,189
                                          -----------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

 NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost for federal income tax purposes was $712,436. At November 30, 1999, net unrealized appreciation for all securities based on tax cost was $5,753. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $18,958 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $13,205.

(b) Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

(c) Bond is insured by one of these companies: AMBAC, FGIC, or MBIA/BIG.

* Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

** ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.

   AMT: Alternative Minimum Tax.

The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
as of November 30, 1999
(IN THOUSANDS)

------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------
Investments in securities, at value (cost $712,436)             $718,189
------------------------------------------------------------------------
Receivable for investments sold                                      725
------------------------------------------------------------------------
Interest receivable                                               11,720
------------------------------------------------------------------------
TOTAL ASSETS                                                     730,634
------------------------------------------------------------------------

------------------------------------------------------------------------
 LIABILITIES
------------------------------------------------------------------------
Due to custodian bank                                                 32
------------------------------------------------------------------------
Payable for investments purchased                                 36,891
------------------------------------------------------------------------
Dividends payable                                                    311
------------------------------------------------------------------------
Accrued management fee                                               259
------------------------------------------------------------------------
Other accrued expenses                                               231
------------------------------------------------------------------------
Total liabilities                                                 37,724
------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $692,910
------------------------------------------------------------------------

------------------------------------------------------------------------
 NET ASSETS
------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income (loss)                      $  5,913
------------------------------------------------------------------------
Remarketed preferred shares, par value $.01 per share,
  unlimited number of shares authorized, 53 shares
  outstanding at $5 thousand liquidation value per share         265,000
------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments
securities                                                         5,753
------------------------------------------------------------------------
Accumulated net realized gain (loss)                             (14,867)
------------------------------------------------------------------------
Paid-in capital                                                  431,111
------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $692,910
------------------------------------------------------------------------

------------------------------------------------------------------------
 NET ASSET VALUE
------------------------------------------------------------------------
NET ASSET VALUE PER COMMON SHARES
($427,910 / 38,808 outstanding shares of beneficial
interest, $.01 par value, unlimited number of shares
authorized) (Net assets less remarketed preferred shares at
liquidation value divided by common shares outstanding)           $11.03
------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Year ended November 30, 1999
(IN THOUSANDS)

------------------------------------------------------------------------
INVESTMENT INCOME
------------------------------------------------------------------------
Interest                                                        $ 40,598
------------------------------------------------------------------------
Expenses:
Management fee                                                     3,658
------------------------------------------------------------------------
Services to shareholders                                             185
------------------------------------------------------------------------
Custodian fees                                                       116
------------------------------------------------------------------------
Auditing                                                              66
------------------------------------------------------------------------
Legal                                                                269
------------------------------------------------------------------------
Trustees' fees and expenses                                           67
------------------------------------------------------------------------
Reports to shareholders                                              163
------------------------------------------------------------------------
Registration and remarketing fee                                     545
------------------------------------------------------------------------
Other                                                                 83
------------------------------------------------------------------------
Total expenses, before expense reductions                          5,152
------------------------------------------------------------------------
Expense reductions                                                   (51)
------------------------------------------------------------------------
Total expenses, after expense reductions                           5,101
------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                      35,497
------------------------------------------------------------------------

------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
------------------------------------------------------------------------
Net realized gain (loss) from investments                         (3,224)
------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period
on investments                                                   (46,314)
------------------------------------------------------------------------
Net gain (loss) on investment transactions                       (49,538)
------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $(14,041)
------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                  YEAR ENDED NOVEMBER 30,
                                                                ----------------------------
                                                                  1999                1998
--------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
--------------------------------------------------------------------------------------------
Operations:
Net investment income                                           $ 35,497            $ 38,270
--------------------------------------------------------------------------------------------
Net realized gain (loss)                                          (3,224)              1,885
--------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the period                                   (46,314)              3,862
--------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                       (14,041)             44,017
--------------------------------------------------------------------------------------------
Distributions to shareholders:
From net investment income
  Common shares                                                  (31,935)            (33,425)
--------------------------------------------------------------------------------------------
  Remarketed preferred shares                                     (7,276)             (7,829)
--------------------------------------------------------------------------------------------
Fund share transactions:
Net proceeds from issuance of remarketed preferred shares         49,500                  --
--------------------------------------------------------------------------------------------
Net proceeds from shares issued to common shareholders in
  reinvestment of distributions                                    3,217               4,503
--------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                      52,717               4,503
--------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                   (535)              7,266
--------------------------------------------------------------------------------------------
Net assets at beginning of period                                693,445             686,179
--------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD (including undistributed net
investment income of $5,913 and $9,452, respectively).          $692,910            $693,445
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
 OTHER INFORMATION
--------------------------------------------------------------------------------------------
Shares outstanding at beginning of period                         38,542              38,210
--------------------------------------------------------------------------------------------
Shares issued to common shareholders in reinvestment of
distributions                                                        266                 332
--------------------------------------------------------------------------------------------
Net increase (decrease) in Fund shares                               266                 332
--------------------------------------------------------------------------------------------
Shares outstanding at end of period                               38,808              38,542
--------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS AND MARKET PRICE DATA.

                                                                YEAR ENDED NOVEMBER 30,
                                                  ---------------------------------------------------
                                                   1999      1998      1997      1996      1995
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $12.41     12.33     12.31     12.41     11.12
-----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                               .92(a)     .99     1.04      1.07      1.10
-----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                           (1.28)      .16       .05      (.10)     1.29
-----------------------------------------------------------------------------------------------------
Total from investment operations                     (.36)     1.15      1.09       .97      2.39
-----------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income to common shareholders       (.83)     (.87)     (.87)     (.87)     (.87)
-----------------------------------------------------------------------------------------------------
  Net investment income to preferred
  shareholders (common share equivalent)             (.18)     (.20)     (.20)     (.20)     (.23)
-----------------------------------------------------------------------------------------------------
Total distributions                                 (1.01)    (1.07)    (1.07)    (1.07)    (1.10)
-----------------------------------------------------------------------------------------------------
Dilution resulting from remarketed preferred
  shares (b)                                         (.01)    --        --        --        --
-----------------------------------------------------------------------------------------------------
Net asset value, end of period                     $11.03     12.41     12.23     12.31     12.41
-----------------------------------------------------------------------------------------------------
Market value, end of year                          $10.31     14.63     14.13     13.13     12.63
-----------------------------------------------------------------------------------------------------
 TOTAL RETURN PER COMMON SHARE
-----------------------------------------------------------------------------------------------------
BASED ON NET ASSET VALUE (%)                        (4.69)     7.96      7.57      6.56     20.00
-----------------------------------------------------------------------------------------------------
BASED ON MARKET VALUE (%)                          (24.40)    10.60     15.16     11.57     23.55
-----------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------
Net assets at end of year, net of remarketed
preferred shares ($ thousands)                    427,910   478,445   471,179   466,243   464,684
-----------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions
(excluding preferred shares)                         1.13      1.02      1.02      1.06      1.01
-----------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)
(excluding preferred shares)                         1.12      1.02      1.02      1.06      1.01
-----------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions
(including preferred shares)                          .77       .70       .69       .72       .69
-----------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)
(including preferred shares)                          .76       .70       .69       .72       .69
-----------------------------------------------------------------------------------------------------
Ratio of net investment income (%)
(excluding preferred shares)                         7.76      8.04      8.66      8.87      9.22
-----------------------------------------------------------------------------------------------------
Ratio of net investment income (%)
(including preferred shares)                         5.27      5.54      5.92      6.03      6.23
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                         38        17         7        26        19
-----------------------------------------------------------------------------------------------------
Remarketed preferred shares information
at end of period:
Aggregate amount outstanding ($ thousands)        265,000   215,000   215,000   215,000   215,000
-----------------------------------------------------------------------------------------------------
Asset coverage per share                          $13,100   16,100    16,000    15,800    15,800
-----------------------------------------------------------------------------------------------------
Liquidation and market value per share            $5,000    5,000     5,000     5,000     5,000
-----------------------------------------------------------------------------------------------------

NOTE: Total return based on net asset value reflects changes in the fund's net asset value during the year. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the fund's shares trade during the year.
(a)  Based on monthly average shares outstanding during the period.
(b) Effective November 24, 1999, the Fund issued 10,000 remarked preferred shares.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1 SIGNIFICANT
  ACCOUNTING POLICIES        Kemper Municipal Income Trust (the "Fund") is
                             registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

                             The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the calculated mean between the most recent bid and asked quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             At November 30, 1999, the Fund had a tax basis net loss carryforward of approximately $13,145,000 which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until November 30, 2003 ($7,649,000) and November 30, 2007 ($5,496,000), the respective expiration dates, or whichever occurs first.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income to common shareholders, if any, are made monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             REMARKETED PREFERRED SHARES. Effective November 24, 1999, the Fund issued 10,000 Series E remarketed preferred shares. The Fund has issued and outstanding 10,800 Series A, 10,700 Series B, 10,800 Series C, 10,700 Series D and 10,000 Series E remarketed preferred shares, each at a liquidation value of $5,000 per share. The dividend rate on each series is set by the remarketing agent, and the dividends are paid every 28 days. Preferred shareholders will vote

NOTES TO FINANCIAL STATEMENTS

                             together with common shareholders as a single class and have the same voting rights, subject to certain class specific preferences.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

--------------------------------------------------------------------------------

2    PURCHASE AND SALES OF
     SECURITIES              For the year ended November 30, 1999, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                  $296,457

                             Proceeds from sales                         255,932

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of .55% of average weekly net assets. The Fund incurred a management fee of $3,658,000 for the year ended
                             November 30, 1999.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $91,000 for the year ended November 30, 1999 of which $6,000 is unpaid.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. For the year ended November 30, 1999, the Fund made no payments to its officers and incurred trustees' fees of $67,000 to independent trustees.

--------------------------------------------------------------------------------

4    EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the Fund's custodian fees were reduced by $51,000 under these arrangements.

--------------------------------------------------------------------------------

5    LINE OF CREDIT          The Fund and several Kemper funds (the
                             "Participants") share in a $750 million revolving credit facility for temporary or emergency purposes. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rate at the date of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

-------------------------------------------------------------------------------
 TAX INFORMATION
-------------------------------------------------------------------------------

Of the dividends paid from net investment income for the taxable year ended November 30, 1999, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER MUNICIPAL INCOME TRUST

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Municipal Income Trust as of November 30, 1999, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal years since 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Municipal Income Trust at November 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal years since 1995, in conformity with accounting principles generally accepted in the United States.

                                                            /S/ERNST & YOUNG LLP

                                          CHICAGO, ILLINOIS

                                          JANUARY 21, 2000

SHAREHOLDERS' MEETING

An annual shareholders' meeting was held on July 14, 1999, for Kemper Municipal Income Trust. Shareholders were asked to vote on three separate issues: election of members to the Board of Trustees, ratification of Ernst & Young LLP as independent auditors and approval of an amended and restated certificate of designation for preferred shares. The following are the results for each issue:

1) Election of Trustees

                                    For      Withheld
      James E. Akins               10,700       0
      James R. Edgar               10,700       0
      Arthur R. Gottschalk         10,700       0
      Fredrick T. Kelsey           10,700       0
      Thomas W. Littauer           10,700       0
      Fred B. Renwick              10,700       0
      John G. Weithers             10,700       0

2) Ratification of the selection of Ernst & Young LLP as independent auditors for the fund. This item was approved.

       For    Against   Abstain
      10,700     0         0

3) Approval of an amended and restated certificate of designation for preferred shares.

       For    Against   Abstain   Broker non-vote
      10,700     0         0             0

                 DESCRIPTION OF DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------

1    PARTICIPATION           We invite you to review the description of the
                             Dividend Reinvestment Plan (the "Plan") which is available to you as a shareholder of KEMPER
                             MUNICIPAL INCOME TRUST (the "Fund"). If you wish to participate and your shares are held in your own name, simply contact Kemper Service Company, whose address and phone number are provided in Paragraph
                             4 for the appropriate form. If your shares are held in the name of a brokerage firm, bank or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them.
                             Shareholders who so elect will be deemed to have appointed United Missouri Bank, n.a. ("UMB") as their agent and as agent for the fund under the Plan.

--------------------------------------------------------------------------------

2    DIVIDEND INVESTMENT
     ACCOUNT The Fund's transfer agent and dividend disbursing agent or its delegate ("Agent") will establish a Dividend Investment Account (the "Account") for each shareholder participating in the Plan. Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the "Shares") of the Fund registered in the participant's name on the books of the Fund; (b) cash dividends and capital gains distributions paid on Shares registered in the name of Agent but credited to the participant's Account. Sources described in clauses
                             (a) and (b) of the preceding sentence are hereinafter called "Distribution."

--------------------------------------------------------------------------------

3    INVESTMENT OF
     DISTRIBUTION FUNDS
     HELD IN EACH ACCOUNT    If on the record date for a Distribution (the
                             "Record Date"), Shares are trading at a discount form net asset value per Share (according to the evaluation most recently made on Shares of the fund), funds credited to a participant's Account will be used to purchase Shares (the "Purchase").
                             UMB will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date ("Payment Date" as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that UMB is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the fund will Issue to UMB Shares valued at net asset value per Share (according to the evaluation most recently made on Shares of the fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the fund will issue on the Payment
                             Date, Shares valued at net asset value per Share on the Record Date to Agent in the aggregate amount of the funds credited to the participants' accounts.

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4    ADDITIONAL
     INFORMATION             Address all notices, correspondence, questions, or
                             other communication regarding the Plan to:

                             KEMPER SERVICE COMPANY

                             P.O. Box 219006

                             Kansas City, Missouri 64121-6066

                             1-800-294-4366

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN

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5    ADJUSTMENT OF
     PURCHASE PRICE          The Fund will increase the price at which Shares
                             may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

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6    DETERMINATION OF
     PURCHASE PRICE          The cost of Shares and fractional Shares acquired
                             for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph 7 hereof, of the Shares acquired by UMB in connection with that Purchase.
                             Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after Agent has received or UMB has purchased Shares. Agent may mingle the cash in a participant's account with similar funds of other participants of the fund for whom UMB acts as agent under the Plan.

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7    BROKERAGE CHARGES       There will be no brokerage charges with respect to
                             Shares issued directly by the fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to UMB's open market purchases in connection with the reinvestment of Distributions. Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as UMB will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

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8    SERVICE CHARGES         There is no service charge by Agent or UMB to
                             shareholders who participate in the Plan other than service charges specified in Paragraph 12 hereof. However, the fund reserves the right to amend the Plan in the future to include a service charge.

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9    TRANSFER OF SHARES
     HELD BY AGENT           Agent will maintain the participant's Account, hold
                             the additional Shares acquired through the Plan in safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the Account are transferable upon proper written instructions to Agent. Upon request to Agent, a certificate for any or all full
                             Shares in a participant's Account will be sent to the participant.

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10     SHARES NOT HELD IN
       SHAREHOLDER'S
       NAME Beneficial owners of Shares which are held in the name of a broker or nominee will not be automatically included in the Plan and will receive all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

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11     AMENDMENTS            Experience under the Plan may indicate that changes
                             are desirable. Accordingly, the fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution.

                 DESCRIPTION OF DIVIDEND REINVESTMENT PLAN

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12     WITHDRAWAL
       FROM PLAN             Shareholders may withdraw from the Plan at any time
                             by giving Agent a written notice. If the proceeds are $25,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next
                             Distribution following receipt of the notice by the Agent provided the notice is received by the Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph 11 hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, Agent will notify UMB to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

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13     TAX IMPLICATIONS      Shareholders will receive tax information annually
                             for personal records and to assist in preparation of their Federal income tax return. If shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased shares.

NOTES

TRUSTEES                      OFFICERS
JAMES E. AKINS                MARK S. CASADY              LINDA J. WONDRACK
Trustee                       President                   Vice President

JAMES R. EDGAR                PHILIP J. COLLORA           MAUREEN E. KANE
Trustee                       Vice President and          Assistant Secretary
                              Secretary
ARTHUR R. GOTTSCHALK                                      CAROLINE PEARSON
Trustee                       JOHN R. HEBBLE              Assistant Secretary
                              Treasurer
FREDERICK T. KELSEY                                       BRENDA LYONS
Trustee                       ELEANOR R. BRENNAN          Assistant Treasurer
                              Vice President
THOMAS W. LITTAUER
Trustee and Vice President    PHILIP G. CONDON
                              Vice President
FRED B. RENWICK
Trustee                       ANN M. MCCREARY
                              Vice President
JOHN G. WEITHERS
Trustee                       ROBERT C. PECK, JR.
                              Vice President

                              KATHRYN L. QUIRK
                              Vice President

-------------------------------------------------------------------------------
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
-------------------------------------------------------------------------------
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219006
                                      Kansas City, MO 64121
-------------------------------------------------------------------------------
CUSTODIAN                             STATE STREET BANK AND TRUST COMPANY
                                      225 Franklin Street
                                      Boston, MA 02110
-------------------------------------------------------------------------------
INDEPENDENT AUDITOR                   ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606
-------------------------------------------------------------------------------
TRANSFER AGENT                        INVESTORS FIDUCIARY TRUST COMPANY
                                      801 Pennsylvania Avenue
                                      Kansas City, MO 64105

TRUSTEES&OFFICERS

[KEMPER FUNDS LOGO ]

Long-term investing in a short-term world(SM)

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